UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                      0-16132                22-2711928
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


7 Powder Horn Drive, Warren, New Jersey                            07059
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (732) 271-1001

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         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit 99.1 - Press Release dated October 23, 2003.

              This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 23, 2003, Celgene Corporation announced its earnings for the quarter ended September 30, 2003. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CELGENE CORPORATION



Date:  October 22, 2003                    By:  /s/ Robert J. Hugin
                                                --------------------------------
                                                Name:  Robert J. Hugin
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1 Press release dated October 23, 2003 announcing results for the third quarter ended September 30, 2003